Right-of-use asset	12 Months Ended
Dec. 31, 2024
Right-of-use Asset
Right-of-use asset

Note	15 | Right-of-use asset

The Company leases commercial offices, two warehouses, the headquarters building (comprised of administrative, commercial and technical offices), the Energy Handling and Transformer Center (two buildings and a plot of land located within the perimeter of Puerto Nuevo and Nuevo Puerto Power Generation Plant) and Las Heras Substation. The Company’s lease contracts have cancelable terms and lease periods of 2 to 3 years.

The leases recognized as right-of-use assets in accordance with IFRS 16 and the development thereof are disclosed below:

	12.31.24	12.31.23
Balance at beginning of the year	7,708	4,795
Additions	13,363	9,074
Depreciation for the year	(10,620)	(6,161)
Balance at end of the year	10,451	7,708

The lease expense balance as of December 31, 2024 and 2023 is disclosed in Other payables (Note 27).